Note 12 - Interests in Associates, Joint Ventures, and Other Entities	12 Months Ended
Dec. 31, 2022
Statement Line Items [Line Items]
Disclosure of interests in other entities [text block]
Note 12.	Interests in Associates, Joint Ventures, and Other Entities

The table below specifies the carrying amounts of Opera’s non-controlling interests in other companies.

					Carrying amount of net investment as of December 31,
Investee	Nature of ownership interest	Ownership interest (1)	Classification of investee	Basis of accounting for investment	2021	2022
OPay	Ordinary and preferred shares	6.44%	Financial asset held for sale (2)	FVTPL (3, 5)	84,600	86,100
Nanobank	Ordinary shares	0.0%	Associate held for sale (2)	FVLCTS (4)	120,311	-
Star X	Preferred shares	0.0%	Associate held for sale (2)	FVTPL (5)	83,468	-
nHorizon	Ordinary shares	29.09%	Joint venture	Equity method	6	-
Fjord Bank	Ordinary shares	6.09%	Non-current financial asset	FVTPL (5)	897	897
(1)	Reflects ownership interests as of December 31, 2022.
(2)	The investments in Nanobank, OPay, and Star X were classified as held for sale at the end of 2021. In 2022, Opera sold the investments in Nanobank and Star X, while the investment in OPay continued to be classified as held for sale.
(3)	Until mid-2021, Opera had an ownership interest of 13.1% in OPay and the investment in ordinary shares was accounted for in accordance with the equity method. Subsequently the investment in ordinary shares was measured at fair value through profit or loss, consistent with the accounting for the preferred shares.
(4)	The investment in Nanobank was accounted for in accordance with the equity method until the end for 2021, at which point in time the investment was classified as held for sale and measured at fair value less costs to sell (“FVLCTS”).
(5)	Fair value through profit or loss ("FVTPL").

Investment Held for Sale and Investments Disposed of

At the end of 2021, the board of directors of Opera Limited authorized a plan for Opera to pursue divestments of its shares in OPay Limited (OPay), NanoCred Cayman Company Limited (Nanobank), and Star Group Interactive Inc. (Star X), which would allow Opera to realize the values of these strategic investments and streamline the company’s focus around its own core businesses. Consequently, these assets were classified as held for sale as of December 31, 2021. In 2022, Opera sold its shares in Nanobank and Star X. Events and circumstances beyond Opera’s control resulted in Opera not being able to sell its shares in OPay prior to year-end 2022, but Opera remains committed to the plan to sell the shares and believes a sale is highly probable to be completed in 2023, and accordingly the shares continued to be classified as held for sale as of December 31, 2022. Additional details on the investments in OPay, Nanobank and Star X are provided in the sections below.

OPay

OPay is a mobile payment fintech company that focuses on emerging markets, with Nigeria and Egypt as initial key markets. OPay provides online and offline payments, and digital wallet services leveraging AI, big data and other fintech innovations, thus helping countries in emerging markets transform into cashless societies.

As of year-end 2022, Opera held a combination of ordinary and preferred shares in OPay, representing 6.44% of the total number of shares outstanding. During 2021, Opera sold a portion of its preferred shares for a total consideration of US$50.0 million, resulting in the recognition of a fair value gain of US$29.6 million, and a realized gain of US$44.4 million versus Opera's acquisition cost of these shares.

OPay was classified as an associate until mid-2021, after which Opera lost significant influence over the company, as discussed in Note 2. As a result, Opera discontinued the application of the equity method to the accounting for the investment in ordinary shares and instead measured the ordinary shares at fair value through profit or loss. In the interim period of 2021 when the equity method was applied, Opera recognized US$0.2 million as its share of losses in OPay. When Opera lost significant influence, the carrying amount of the ordinary shares under the equity method was negative US$4.0 million due to the recognition of accumulated share of losses in excess of the cost of the shares. The loss of significant influence over OPay did not impact the accounting for the preferred shares, which are measured at fair value through profit or loss. Similarly, the classification of the shares as held for sale did not impact their basis of measurement.

The fair value of the ordinary and preferred shares in OPay as of December 31, 2022, was measured using the probability-weighted expected return model ("PWERM"). The model is able to capture and reflect the characteristics of the company and the economic rights and benefits of the various classes of shares, including redemption rights and liquidation preferences. In 2022, Opera ceased to apply the option pricing model (“OPM”), which was used in combination with the PWERM when measuring fair value in 2021, because the PWERM was deemed to be the most relevant and appropriate model and because of certain inherent limitations in the OPM, as explained in Note 2. The table below provides additional details about the two valuation methods.

Method	Description of method
Probability-weighted expected return method

Fair value of the preferred shares is estimated based upon the probability-weighted present value of expected future investment returns, considering a range of possible future scenarios and outcomes available to the company, as well as the rights of each share class. The PWERM is most appropriate when there are a set of visible future liquidity events and when the time to liquidity is short.

Option pricing model

The option pricing model treats ordinary and preferred shares as call options on the company’s equity value, with exercise prices based on the liquidation preferences of the preferred shares. Under this model, the ordinary shares have a positive fair value only if the funds available for distribution to shareholders exceed the value of the liquidation preferences. The OPM is most appropriate when specific future liquidity events are challenging to forecast.

The PWERM included a total of eight possible outcomes for OPay, including three variations each for initial public offering and private sale transactions, one scenario for dissolution and one for redemption. The future equity value of OPay was estimated under each outcome together with the timing and probability of the respective outcomes. Each class of shares was allocated its portion of the equity value based on the economic rights and benefits of the shares. The future outcomes were discounted using an estimated cost of equity of 18.9% (2021: 16.8%). As OPay is a private company and its shares are illiquid, a discount for lack of marketability (“DLOM”) of 10% was applied in the fair value measurement (2021: 10%). The fair value of the ordinary shares was estimated to be US$25.5 million while the preferred shares were estimated to have a fair value of US$60.6 million (2021: US$25.1 million and US$59.5 million, respectively). The ordinary and preferred shares in OPay were acquired in 2018 and 2019 for a total consideration of US$6.5 million.

In 2021, the fair value of the ordinary and preferred shares in OPay was estimated as the average of the values determined using the PWERM and OPM. At the time, the PWERM incorporated the same eight outcomes as in 2022, though with different equity values, timing, and probabilities for each of the outcomes than what was applied in the fair value measurement in 2022. The OPM used an estimate for OPay’s current equity value, which was estimated using a combination of discounted cash flows (DCF) and multiples on OPay’s sales, EBITDA, and EBIT. The average of the values estimated using market multiples and the value estimated using a DCF analysis were each weighted equally. Volatility was assumed to be 40% based on the median of a peer group of companies.

Because the fair value measurement incorporated significant unobservable inputs, it was classified as a level 3 measurement in the fair value hierarchy.

Key unobservable inputs in the valuation methods included the discount for lack of marketability, discount rate, and the current value of equity. The table below shows the sensitivities to the key unobservable inputs in the measurement of the fair value of the preferred and ordinary shares in OPay.

		As of December 31, 2021		As of December 31, 2022
[US$ thousands]	Key unobservable input	Decrease	Increase	Decrease	Increase
Discount for lack of marketability (5 percentage points movement)	PWERM and OPM (1)	4,700	(4,700)	4,768	(4,768)
Discount rate (2 percentage points movement)	PWERM and OPM (1)	1,978	(1,885)	2,131	(2,045)
Current equity value of the company (10% movement)	OPM (1)	(5,115)	5,103	N/A	N/A
(1)	The indicated sensitivities as of December 31, 2022, reflect the effects from the PWERM, but not the OPM. However, the indicated sensitivities as of December 31, 2021, include the effects from the OPM as it was used at the time.

The combined fair value gain on the ordinary and preferred shares was recognized as fair value gain on investments in the Statement of Operations, while the carrying amount of the investments was recognized as assets held for sale in the Statement of Financial Position.

The table below provides a reconciliation of the carrying amount of Opera’s investment in OPay.

	Year ended December 31,
[US$ thousands]	2021	2022
Carrying amount as of January 1	45,220	84,600
Share of net income (loss)	(214)	-
Change in fair value of preferred shares	29,415	1,100
Change in fair value of ordinary shares	29,094	400
Disposal	(18,915)	-
Carrying amount as of December 31	84,600	86,100

Nanobank

Nanobank, a provider of online microlending services in Africa, Latin America, South Asia and Southeast Asia, as well as credit card services in Latin America, was classified as an associate of Opera until it was divested in March 2022. The investment was accounted for in accordance with the equity method until the end of 2021, at which point in time the investment was classified as held for sale, resulting in the shares being measured at their fair value less costs to sell. In 2020 and 2021, while the equity method was applied, Opera adjusted its share of Nanobank’s net income or loss to account for the impact of amortization and impairment of basis differences identified and measured as part of the “notional” purchase price allocation that Opera performed as of August 2020 when the investment was acquired. The total impact of these adjustments was US$20.2 million in 2021, compared to US$6.2 million in 2020. The table below provides summarized financial information for Nanobank until year-end 2021.

[US$ thousands]	For the period from August 19, 2020, to December 31, 2020	Period from January 1, 2021, to December 31, 2021
Net revenue and gains	60,935	210,540
Operating expenses	(46,121)	(275,872)
Profit (loss) before income taxes	14,814	(65,332)
Income tax expense	(14,193)	(2,438)
Net income (loss)	621	(67,770)
Exchange difference on translation of foreign operations	(2,227)	537
Total comprehensive loss	(1,606)	(67,233)
Opera's share of net income (loss)	261	(28,700)
Opera's share of other comprehensive income (loss)	(935)	227

	As of December 31,
	2020	2021
Assets, excluding goodwill	254,596	164,006
Goodwill (1)	447,300	447,300
Liabilities	72,702	54,584
Equity	629,194	556,722
(1)	Represented notional goodwill identified and measured by Opera when accounting for the investment in Nanobank in accordance with the equity method.

When the investment in Nanobank was classified as held for sale at the end of 2021, Opera wrote the carrying amount down to its fair value less costs to sell, estimated to be US$120.3 million, which resulted in Opera recognizing an impairment loss of US$115.5 million. The price for the shares agreed in the sale transaction in March 2022 was determined to be the best estimate of the fair value less costs to sell as of year-end 2021. Consequently, the sale did not result in a gain or loss in 2022. The total consideration for the shares was initially agreed to be US$127.1 million, due quarterly in eight equal installments over the next two years. A discount rate of 5.0% was used to calculate the present value of the consideration. Note 13 provides additional details on the receivable from the sale of Nanobank.

Star X

Star X is a technology-driven company focused on audio-centric social networking. It provides users with various audio/audio-visual contents, virtual chat rooms, live streaming, and diverse social networking experiences, supported by the rich audio contents and state-of-the-art technologies. Opera held preferred shares in Star X representing a 19.35% ownership interest until April 2022 when Opera sold the shares to Kunlun, the ultimate parent of both Opera and Star X.

While Star X was classified as an associate because Opera had significant influence over the company, the preferred shares were measured at fair value through profit or loss because they provided certain rights and benefits over ordinary shares. The classification of Star X as held for sale as of the end of 2021 did not impact the basis of measurement of the preferred shares.

Fair value of the preferred shares as of year-end 2021 was measured based on the transaction price agreed in the sale transaction completed in April 2022. Therefore, the sale did not result in a gain or loss in 2022. The agreed transaction price was US$83.5 million, resulting in Opera recognizing a fair value gain of US$28.5 million in 2021, which was presented as part of fair value gain on investments in the Statement of Operations. The transaction price is due in three installments, the first of which was received in 2022 while the two remaining are due by December 31 of 2023 and 2024. Additional details about the receivable are provided in Note 13.

nHorizon

nHorizon, in which Opera has a 29.09% ownership interest, is a joint venture with Telling Telecom. nHorizon operates an Opera browser in China with monetization partners, including Baidu, Sogou and others. nHorizon consists of nHorizon Innovation (Beijing) Software Limited and nHorizon Infinite (Beijing) Software Limited (collectively, nHorizon).

The table below specifies Opera’s share of net income (loss) and the carrying amount of the investment in nHorizon.

	Year ended December 31,
[US$ thousands]	2020	2021	2022
Opera's share in %	29.09%	29.09%	29.09%
Opera's share of net income (loss)	(535)	(458)	(6)
Opera's share in equity	391	(120)	-
Equity method adjustments	72	126	-
Carrying amount as of December 31	463	6	-
Reconciliation of carrying amount:
Carrying amount as of January 1	963	463	6
Foreign exchange adjustments	35	1	-
Share of net income (loss)	(535)	(458)	(6)
Carrying amount as of December 31	463	6	-

As of December 31, 2022, the unrecognized share of accumulated losses of nHorizon was US$0.1 million.

Fjord Bank

Fjord Bank is a full-digital consumer finance bank that was founded in March 2017. In December 2019, it was granted a specialized bank license by the European Central Bank. Fjord Bank’s head office is in Vilnius, Lithuania. In January 2021, Opera completed the acquisition of 3,252,300 shares in AB Fjord Bank for US$0.9 million. At that time, Opera held 9.9% of the shares outstanding, but later in 2021, Opera’s ownership interest was diluted to 6.09% following a capital increase in which Opera did not participate.

The investment in Fjord Bank is measured at fair value through profit or loss. As of December 31, 2022, the fair value of the shares in Fjord Bank was estimated to be US$0.9 million, i.e., the same amount as the acquisition cost and the same amount as of year-end 2021. The fair value is consistent with the price of ordinary shares issued to other investors in the company in 2021. Because the fair value measurement incorporated significant unobservable inputs, it was classified as a level 3 measurement in the fair value hierarchy. The carrying amount of the shares is recognized as part of non-current investments and financial assets in the Statement of Financial Position.